EXHIBIT 99.3

FFML 05-FFA
Run 2

Assumptions:
	Pricing Prepayment Assumption
	100% loss severity
	12 month lag to recovery
	100% advances
	To maturity
	Triggers Failing

	Period	1mth
	1	3.422	Class A	100 PPA
	2	3.584	% CDR	24.279
	3	3.711	WAL	1.47
	4	3.828	Principal Writedown	8,995.27 (0.00%)
	5	3.856	Total Collat Loss (Collat Maturity)	292,842,151.12 (39.14%)
	6	3.952
	7	3.882	Class M-1	100 PPA
	8	3.905	% CDR	16.917
	9	3.934	WAL	5.01
	10	3.954	Principal Writedown	7,503.55 (0.01%)
	11	3.959	Total Collat Loss (Collat Maturity)	224,763,666.15 (30.04%)
	12	3.961
	13	3.967	Class M-2	100 PPA
	14	3.978	% CDR	13.211
	15	3.988	WAL	6.41
	16	3.997	Principal Writedown	6,704.53 (0.02%)
	17	4.005	Total Collat Loss (Collat Maturity)	185,033,046.18 (24.73%)
	18	4.062
	19	4.017	Class M-3	100 PPA
	20	4.023	% CDR	11.823
	21	4.031	WAL	8.22
	22	4.038	Principal Writedown	11,350.26 (0.07%)
	23	4.043	Total Collat Loss (Collat Maturity)	169,028,904.72 (22.59%)
	24	4.045
	25	4.05	Class M-4	100 PPA
	26	4.059	% CDR	10.604
	27	4.069	WAL	8.62
	28	4.08	Principal Writedown	6,917.70 (0.05%)
	29	4.089	Total Collat Loss (Collat Maturity)	154,417,965.93 (20.64%)
	30	4.098

31	4.108

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

32	4.115
33	4.123
34	4.131
35	4.138
36	4.145
37	4.156
38	4.163
39	4.172
40	4.181
41	4.189
42	4.198
43	4.206
44	4.213
45	4.221
46	4.23
47	4.236
48	4.245
49	4.256
50	4.265
51	4.274
52	4.282
53	4.29
54	4.297
55	4.303
56	4.307
57	4.313
58	4.317
59	4.32
60	4.323
61	4.328
62	4.332
63	4.337
64	4.342
65	4.348
66	4.354
67	4.36
68	4.366
69	4.375
70	4.381
71	4.39
72	4.397
73	4.402
74	4.409
75	4.415
76	4.422
77	4.429
78	4.437
79	4.445
80	4.454
81	4.463
82	4.473
83	4.484
84	4.493
85	4.503
86	4.513
87	4.521
88	4.531
89	4.539
90	4.548
91	4.557
92	4.564
93	4.572
94	4.58
95	4.588
96	4.595
97	4.605
98	4.614
99	4.623
100	4.632
101	4.638
102	4.647
103	4.655
104	4.66

105	4.667
106	4.674
107	4.68
108	4.686
109	4.695
110	4.701
111	4.708
112	4.716
113	4.722
114	4.729
115	4.736
116	4.741
117	4.748
118	4.755
119	4.76
120	4.766
121	4.775
122	4.782
123	4.789
124	4.796
125	4.801
126	4.808
127	4.812
128	4.817
129	4.823
130	4.825
131	4.829
132	4.833
133	4.838
134	4.843
135	4.848
136	4.853
137	4.857
138	4.862
139	4.867
140	4.87
141	4.875
142	4.879
143	4.883
144	4.888
145	4.893
146	4.9
147	4.903
148	4.909
149	4.913
150	4.915
151	4.919
152	4.921
153	4.925
154	4.926
155	4.929
156	4.93
157	4.935
158	4.939
159	4.942
160	4.945
161	4.948
162	4.949

163	4.952
164	4.951
165	4.951
166	4.952
167	4.952
168	4.951
169	4.954
170	4.955
171	4.956
172	4.958
173	4.957
174	4.958
175	4.958
176	4.956
177	4.956
178	4.955
179	4.952
180	4.951
181	4.953
182	4.953
183	4.953
184	4.954
185	4.954
186	4.955
187	4.954
188	4.954
189	4.955
190	4.955
191	4.955
192	4.955
193	4.955
194	4.955
195	4.955
196	4.953
197	4.953
198	4.953
199	4.952
200	4.95
201	4.951
202	4.948
203	4.948
204	4.948
205	4.945
206	4.945
207	4.944
208	4.942
209	4.94
210	4.939
211	4.937
212	4.935
213	4.934
214	4.931
215	4.93
216	4.928
217	4.926
218	4.924
219	4.921
220	4.92

221	4.917
222	4.913
223	4.912
224	4.909
225	4.906
226	4.903
227	4.901
228	4.897
229	4.895
230	4.892
231	4.888
232	4.886
233	4.881
234	4.878
235	4.875
236	4.87
237	4.867
238	4.864
239	4.86
240	4.856
241	4.853
242	4.848
243	4.845
244	4.842
245	4.838
246	4.835
247	4.832
248	4.828
249	4.826
250	4.823
251	4.819
252	4.816
253	4.814
254	4.811
255	4.808
256	4.805
257	4.802
258	4.801
259	4.797
260	4.794
261	4.793
262	4.79
263	4.788
264	4.785
265	4.784
266	4.781
267	4.779
268	4.777
269	4.775
270	4.774
271	4.771
272	4.769
273	4.768
274	4.766
275	4.765
276	4.763
277	4.761
278	4.761

279	4.758
280	4.757
281	4.756
282	4.754
283	4.754
284	4.752
285	4.751
286	4.75
287	4.75
288	4.748
289	4.748
290	4.747
291	4.746
292	4.746
293	4.745
294	4.744
295	4.745
296	4.743
297	4.743
298	4.743
299	4.743
300	4.741
301	4.74
302	4.737
303	4.735
304	4.733
305	4.73
306	4.729
307	4.727
308	4.724
309	4.722
310	4.72
311	4.719
312	4.717
313	4.716
314	4.713
315	4.712
316	4.711
317	4.708
318	4.707
319	4.706
320	4.704
321	4.703
322	4.701
323	4.7
324	4.699
325	4.698
326	4.696
327	4.696
328	4.694
329	4.693
330	4.692
331	4.691
332	4.689
333	4.69
334	4.688
335	4.688
336	4.688

337	4.686
338	4.686
339	4.685
340	4.685
341	4.684
342	4.684
343	4.684
344	4.682
345	4.683
346	4.682
347	4.682
348	4.682
349	4.682
350	4.683
351	4.681
352	4.682
353	4.682
354	4.682
355	4.682
356	4.682
357	4.683
358	4.683
359	4.684
360	4.683

FFML 05-FFA
Run 2

Period	Date	XS Spread	Wac Cap
Total			(act/360)

0	21-Jul-05	0.0000	0.0000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

1	25-Aug-05	4.4547	7.6676
2	25-Sep-05	4.7205	8.6570
3	25-Oct-05	4.7253	8.9456
4	25-Nov-05	4.5303	8.6570
5	25-Dec-05	4.6199	8.9456
6	25-Jan-06	4.4445	8.6570
7	25-Feb-06	4.5070	8.6570
8	25-Mar-06	4.8039	9.5846
9	25-Apr-06	4.4839	8.6570
10	25-May-06	4.5777	8.9456
11	25-Jun-06	4.4838	8.6570
12	25-Jul-06	4.5882	8.9456
13	25-Aug-06	4.4984	8.6570
14	25-Sep-06	4.5004	8.6571
15	25-Oct-06	4.5790	8.9456
16	25-Nov-06	4.4768	8.6571
17	25-Dec-06	4.5535	8.9456
18	25-Jan-07	4.4250	8.6571
19	25-Feb-07	4.4471	8.6571
20	25-Mar-07	4.6826	9.5846

21	25-Apr-07	4.4268	8.6571
22	25-May-07	4.4942	8.9457
23	25-Jun-07	4.4077	8.6571
24	25-Jul-07	4.4730	8.9457
25	25-Aug-07	4.3910	8.6571
26	25-Sep-07	4.3798	8.6571
27	25-Oct-07	4.4336	8.9457
28	25-Nov-07	4.3566	8.6571
29	25-Dec-07	4.4056	8.9457
30	25-Jan-08	4.3353	8.6571
31	25-Feb-08	4.3246	8.6571
32	25-Mar-08	4.4160	9.2542
33	25-Apr-08	4.3054	8.6571
34	25-May-08	4.3489	8.9457
35	25-Jun-08	4.3092	8.6571
36	25-Jul-08	4.3483	8.9457
37	25-Aug-08	4.3175	8.6571
38	25-Sep-08	4.3231	8.6572
39	25-Oct-08	4.3502	8.9457
40	25-Nov-08	4.3361	8.6572
41	25-Dec-08	4.3549	8.9457
42	25-Jan-09	4.3529	8.6572
43	25-Feb-09	4.3634	8.6572
44	25-Mar-09	4.3885	9.5847
45	25-Apr-09	4.4146	8.6572
46	25-May-09	4.4417	8.9458
47	25-Jun-09	4.4698	8.6572
48	25-Jul-09	4.4989	8.9458
49	25-Aug-09	4.5291	8.6572
50	25-Sep-09	4.5605	8.6572
51	25-Oct-09	4.5939	8.9458
52	25-Nov-09	4.6312	8.6572
53	25-Dec-09	4.6699	8.9458
54	25-Jan-10	4.7101	8.6572
55	25-Feb-10	4.7530	8.6572
56	25-Mar-10	4.8000	9.5848
57	25-Apr-10	4.8487	8.6572
58	25-May-10	4.8993	8.9458
59	25-Jun-10	4.9546	8.6572
60	25-Jul-10	5.0222	8.9458
61	25-Aug-10	5.0924	8.6573
62	25-Sep-10	5.1652	8.6573
63	25-Oct-10	5.2408	8.9458
64	25-Nov-10	5.3196	8.6573
65	25-Dec-10	5.1134	8.9458
66	25-Jan-11	5.2096	8.6573
67	25-Feb-11	5.3095	8.6573
68	25-Mar-11	5.4132	9.5849
69	25-Apr-11	5.5317	8.6573

70	25-May-11	5.6587	8.9459
71	25-Jun-11	5.7906	8.6573
72	25-Jul-11	5.9274	8.9459
73	25-Aug-11	6.0695	8.6573
74	25-Sep-11	6.2170	8.6573
75	25-Oct-11	6.3700	8.9459
76	25-Nov-11	6.5204	8.6573
77	25-Dec-11	6.6741	8.9459
78	25-Jan-12	6.8336	8.6573
79	25-Feb-12	6.9992	8.6573
80	25-Mar-12	7.1710	9.2544
81	25-Apr-12	7.3495	8.6573
82	25-May-12	7.5347	8.9459
83	25-Jun-12	7.7269	8.6574
84	25-Jul-12	7.9265	8.9459
85	25-Aug-12	8.1337	8.6574
86	25-Sep-12	8.3487	8.6574
87	25-Oct-12	8.5720	8.9460
88	25-Nov-12	8.8038	8.6574
89	25-Dec-12	8.9460	8.9460
90	25-Jan-13	8.9460	8.6574
91	25-Feb-13	8.9460	8.6574
92	25-Mar-13	8.9460	9.5850
93	25-Apr-13	8.9460	8.6574
94	25-May-13	8.9460	8.9460
95	25-Jun-13	8.9460	8.6574
96	25-Jul-13	8.9460	8.9460
97	25-Aug-13	8.9460	8.6574
98	25-Sep-13	8.9460	8.6574
99	25-Oct-13	8.9460	8.9460
100	25-Nov-13	8.9460	8.6574
101	25-Dec-13	8.9460	8.9460
102	25-Jan-14	8.9460	8.6574
103	25-Feb-14	8.9460	8.6575
104	25-Mar-14	8.9460	9.5850
105	25-Apr-14	8.9460	8.6575
106	25-May-14	8.9460	8.9460
107	25-Jun-14	8.9461	8.6575
108	25-Jul-14	8.9461	8.9461
109	25-Aug-14	8.9461	8.6575
110	25-Sep-14	8.9461	8.6575
111	25-Oct-14	8.9461	8.9461
112	25-Nov-14	8.9461	8.6575
113	25-Dec-14	8.9460	8.9460
114	25-Jan-15	8.9453	8.6568
115	25-Feb-15	8.9453	8.6568
116	25-Mar-15	8.9453	9.5843
117	25-Apr-15	8.9453	8.6568
118	25-May-15	8.9453	8.9453

119	25-Jun-15	8.9453	8.6568
120	25-Jul-15	8.9453	8.9453
121	25-Aug-15	8.9454	8.6568
122	25-Sep-15	8.9454	8.6568
123	25-Oct-15	8.9454	8.9454
124	25-Nov-15	8.9454	8.6568
125	25-Dec-15	8.9454	8.9454
126	25-Jan-16	8.9454	8.6568
127	25-Feb-16	8.9454	8.6568
128	25-Mar-16	8.9454	9.2538
129	25-Apr-16	8.9454	8.6568
130	25-May-16	8.9454	8.9454
131	25-Jun-16	8.9454	8.6568
132	25-Jul-16	8.9454	8.9454
133	25-Aug-16	8.9454	8.6568
134	25-Sep-16	8.9454	8.6568
135	25-Oct-16	8.9454	8.9454
136	25-Nov-16	8.9454	8.6568
137	25-Dec-16	8.9454	8.9454
138	25-Jan-17	8.9454	8.6568
139	25-Feb-17	8.9454	8.6568
140	25-Mar-17	8.9454	9.5844
141	25-Apr-17	8.9454	8.6568
142	25-May-17	8.9454	8.9454
143	25-Jun-17	8.9454	8.6568
144	25-Jul-17	8.9454	8.9454
145	25-Aug-17	8.9454	8.6568
146	25-Sep-17	8.9454	8.6568
147	25-Oct-17	8.9454	8.9454
148	25-Nov-17	8.9454	8.6569
149	25-Dec-17	8.9454	8.9454
150	25-Jan-18	8.9454	8.6569
151	25-Feb-18	8.9454	8.6569
152	25-Mar-18	8.9454	9.5844
153	25-Apr-18	8.9454	8.6569
154	25-May-18	8.9454	8.9454
155	25-Jun-18	8.9454	8.6569
156	25-Jul-18	8.9454	8.9454
157	25-Aug-18	8.9454	8.6569
158	25-Sep-18	8.9454	8.6569
159	25-Oct-18	8.9454	8.9454
160	25-Nov-18	8.9454	8.6569
161	25-Dec-18	8.9454	8.9454
162	25-Jan-19	8.9454	8.6569
163	25-Feb-19	8.9454	8.6569
164	25-Mar-19	8.9454	9.5844
165	25-Apr-19	8.9454	8.6569
166	25-May-19	8.9454	8.9454
167	25-Jun-19	8.9454	8.6569

168	25-Jul-19	8.9454	8.9454
169	25-Aug-19	8.9454	8.6569
170	25-Sep-19	8.9454	8.6569
171	25-Oct-19	8.9454	8.9454
172	25-Nov-19	8.9454	8.6569
173	25-Dec-19	8.9495	8.9495
174	25-Jan-20	8.9419	8.6534
175	25-Feb-20	8.9419	8.6535
176	25-Mar-20	8.9419	9.2502
177	25-Apr-20	8.9419	8.6535
178	25-May-20	8.9419	8.9419
179	25-Jun-20	8.9419	8.6535
180	25-Jul-20	8.9419	8.9419
181	25-Aug-20	8.9419	8.6535
182	25-Sep-20	8.9419	8.6535
183	25-Oct-20	8.9419	8.9419
184	25-Nov-20	8.9419	8.6535
185	25-Dec-20	8.9420	8.9420
186	25-Jan-21	8.9420	8.6535
187	25-Feb-21	8.9420	8.6535
188	25-Mar-21	8.9420	9.5807
189	25-Apr-21	8.9420	8.6535
190	25-May-21	8.9420	8.9420
191	25-Jun-21	8.9420	8.6535
192	25-Jul-21	8.9420	8.9420
193	25-Aug-21	8.9420	8.6535
194	25-Sep-21	8.9420	8.6535
195	25-Oct-21	8.9420	8.9420
196	25-Nov-21	8.9420	8.6535
197	25-Dec-21	8.9420	8.9420
198	25-Jan-22	8.9420	8.6536
199	25-Feb-22	8.9420	8.6536
200	25-Mar-22	8.9420	9.5807
201	25-Apr-22	8.9420	8.6536
202	25-May-22	8.9420	8.9420
203	25-Jun-22	8.9420	8.6536
204	25-Jul-22	8.9420	8.9420
205	25-Aug-22	8.9420	8.6536
206	25-Sep-22	8.9420	8.6536
207	25-Oct-22	8.9420	8.9420
208	25-Nov-22	8.9420	8.6536
209	25-Dec-22	8.9420	8.9420
210	25-Jan-23	8.9420	8.6536
211	25-Feb-23	8.9420	8.6536
212	25-Mar-23	8.9421	9.5808
213	25-Apr-23	8.9421	8.6536
214	25-May-23	8.9421	8.9421
215	25-Jun-23	8.9421	8.6536
216	25-Jul-23	8.9421	8.9421

217	25-Aug-23	8.9421	8.6536
218	25-Sep-23	8.9421	8.6536
219	25-Oct-23	8.9421	8.9421
220	25-Nov-23	8.9421	8.6536
221	25-Dec-23	8.9421	8.9421
222	25-Jan-24	8.9421	8.6536
223	25-Feb-24	8.9421	8.6536
224	25-Mar-24	8.9421	9.2504
225	25-Apr-24	8.9421	8.6536
226	25-May-24	8.9421	8.9421
227	25-Jun-24	8.9421	8.6536
228	25-Jul-24	8.9421	8.9421
229	25-Aug-24	8.9421	8.6536
230	25-Sep-24	8.9421	8.6536
231	25-Oct-24	8.9421	8.9421
232	25-Nov-24	8.9421	8.6536
233	25-Dec-24	8.6806	8.6806